Warrant Liability	6 Months Ended
Jun. 30, 2025
Warrant Liability [Abstract]
WARRANT LIABILITY
NOTE 5:	WARRANT LIABILITY

As part of the Private Placement (see Note 4a), the Company issued 141,667 Series A Warrants and 15,705 Exchange Warrants.

The Series A Warrants and Exchange Warrants terms did not meet the US GAAP criteria for equity classification as the number of ordinary shares to be issued upon exercise of the warrants and the exercise price of such warrants are subject to certain adjustments and certain anti-dilution protection that depend on the then-current share price, subject to a floor price. Accordingly, The Series A Warrants and Exchange Warrants were initially recognized as a liability at fair value. The Series A Warrants and Exchange Warrants were subsequently measured at fair value at each reporting date with changes in fair value recognized as financial income (loss) in the statements of comprehensive loss.

At initial recognition, the Company recorded an amount of $16,388 thousand as warrant liability.

The fair value of the liability in respect to the warrants at their issuance date was determined by using the Binomical model according to a third-party appraiser valuation.

A summary of significant unobservable inputs (Level 3 inputs) used in measuring the fair value of warrants liability are as follows:

	June 30, 2025	March 31, 2025
Number of warrants	$2,888	$141,667
Volatility	132.40%	121.02%
Interest rate	3.71%	3.89%
Term (years)	2.25	2.5
Fair value	$70	$16,388

The following table presents changes in the fair value of the warrant liability recorded in respect of the warrants:

U.S. dollars in thousands

Balance as of December 31, 2024	$-

Initial recognition	16,388
Exercise into ordinary shares	(11,100)
Changes in fair value	(5,218)

Balance as of June 30, 2025	$70